THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER IS PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY BE MADE ONLY IN COMPLIANCE WITH THE ACT.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into as of ___________________, 201___ by and between APT Systems, Inc., a Delaware corporation ("Seller") and _________ ___ ("Buyer"), with respect to the following facts:

A.           Seller desires to sell to the Buyer, and Buyer desires to purchase, at US$.XX per share from the Seller, ____ _____ shares of the Common Stock, $0.XX par value of the Seller (collectively, the "Securities"), upon the terms and conditions as set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1.          PURCHASE AND SALE OF SECURITIES. Seller hereby sells the Securities to Buyer, and Buyer hereby purchases the Securities from Seller.

2.          PURCHASE PRICE. The total purchase price (the "Purchase Price") for the Securities shall be ___________________________ _____ United States Dollars (US $ .00), payable in cash or bank draft along with the delivery of this Agreement.

3.          DELIVERY OF THE SECURITIES. The Company shall deliver certificates for the Securities sold pursuant to this Agreement to the Buyer within 20 days of acceptance of this Agreement by Seller.

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4.          REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to the Buyer as follows:

4.1           The Securities when issued will be duly and validly issued fully paid and nonassessable Common Stock of the Seller.

4.2           The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller has full corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Seller is duly qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified could have a material adverse effect on the Seller. The Seller has furnished the Buyer with true, correct and complete copies of its Articles of Incorporation and By-laws, as amended, as in effect on the date hereof. The Seller has no subsidiaries.

4.3           The Seller has all requisite legal and corporate power and authority to execute and deliver this Agreement to sell and issue the Securities.

4.4           The Seller represents that it has not offered the Securities to the Buyer in the U.S. or, to the best knowledge of the Seller, to any person in the United States or any U.S. person (as defined in Regulation S promulgated by the United States Securities and Exchange Commission).

4.5           To the best of the knowledge of the Seller, neither the Seller nor any person acting for the Seller has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S with regard to the Securities.

5.          REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE BUYER. The Buyer hereby represents and warrants to and covenants and agrees with the Seller the following:

5.1            The Buyer represents and warrants to the Seller that

(i) the Buyer is not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S, as stated herein:

U.S. person. (1) “U.S. person” means:

(i) Any natural person resident in the United States;

(ii) Any partnership or corporation organized or incorporated under the laws of the United States;

(iii) Any estate of which any executor or administrator is a U.S. person;

(iv) Any trust of which any trustee is a U.S. person;

(v) Any agency or branch of a foreign entity located in the United States;

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

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(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

(A) Organized or incorporated under the laws of any foreign jurisdiction; and

(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in §230.501(a)) who are not natural persons, estates or trusts;

(ii) the Securities were not offered to the Buyer in the United States and at the time of execution of this Agreement and of any offer to buy the Securities hereunder the Buyer was physically outside the United States;

(iii) the Buyer is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale of the Securities has not been prearranged with or on behalf of any buyer in the United States;

(iv) the Buyer and to the best knowledge of the Buyer each distributor, if any, participating in the offering of the Securities has agreed and the Buyer hereby agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the closing of all the sale of all Securities offered by this Agreement and the sale of other shares of Common Stock pursuant to substantially similar agreements, and ending one year thereafter (the "Distribution Compliance Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S.

5.2           The Purchase Price to be paid by Buyer to Seller for the Securities has been determined by Buyer as fair and appropriate based solely upon Buyer's independent investigation and due diligence of the Seller, and neither the Seller nor any of its agents, including, without limitation, any of their officers, directors, employees, accountants and attorneys, has made any representations or warranties whatsoever in connection with the sale of the Securities by the Seller to the Buyer, except as specifically set forth herein. The Buyer has had sufficient opportunity in connection with the sale of the Securities to review the Seller's business and affairs (including, without limitation, the Seller's financial statements and other information) and to inquire of the Seller's management with respect thereto. The Buyer has had answered to its satisfaction any questions with respect to the Seller's business and affairs. The Buyer further has had the opportunity to obtain independent financial, legal, accounting, business, tax and other appropriate advice with respect to the transactions contemplated by this Agreement, and is not relying upon the Seller or any of its agents in any manner in connection with same.

5.3            The certificates representing the Securities shall bear the first legend set forth on the first page of this Agreement and any other legend, if such legend or legends are reasonably required by the Seller to comply with state, federal or foreign law.

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5.4           The Buyer understands and agrees with the Seller, that in the absence of the registration of the Securities, the Securities may only be resold as provided for in Rules 903 or 904 of Regulation S, pursuant to a valid exemption from registration under the Act, including sales under Rule 144. Rule 144, promulgated by the United States Securities and Exchange Commission under the Act, may not be currently available for sale of the Securities in the United States, and there is no assurance that it will be available at any particular time in the future. Sales of Securities made in reliance upon Rule 144, if available, may be subject to certain restrictions and limitations.

5.5           To the best of the knowledge of the Buyer and Seller neither the Buyer nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Buyer or any such distributor has conducted any "directed selling efforts" as that terms is defined in Rule 902 of Regulation S.

5.6           The Buyer understands that the Securities have not been registered under the Act and are being offered and sold pursuant to a "safe harbor" from registration contained in Regulation S promulgated under the Act based in part upon the representations of the Seller contained herein.

5.7           The Buyer knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

5.8           The Buyer is acquiring the Securities to be issued and sold hereunder for its own account for investment and not with a view to the distribution thereof. The Buyer understands that it must bear the economic risk of this investment indefinitely unless the sale of such Securities is registered pursuant to the Act, or an exemption from such registration is available, and that the Buyer has no present intention of registering any such sale of the Securities. The Buyer represents and warrants to the Seller that it has no present plan or intention to sell any of such Securities the United States or to a United States person pursuant to any predetermined arrangements. The Buyer covenants that neither it not its affiliates nor any person acting on its or their behalf has the intention of entering or will enter during the Distribution Compliance Period, into any put option, short position, hedging transactions, equity swaps or other similar instrument or position with respect to any of such Securities or securities of the same class as any of such Securities, the Buyer's Warrants and the underlying Common Stock in violation of the Act and neither the Buyer nor any of its affiliates or any person acting on its or their behalf will use at any time any of such acquired pursuant to this Agreement to settle any put option, short position, hedging transactions, equity swaps or other similar instrument or position that may have been entered into prior to the execution of this Agreement in violation of the Act.

5.9           The Buyer further covenants that it will not make any sale, transfer or other disposition of the Securities in violation of the Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

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5.10         The Buyer has the full power and authority to execute, deliver and perform this Agreement. This Agreement when executed and delivered by the Buyer will constitute a valid and legally binding obligation of the Buyer, enforceable in accordance with its terms except for bankruptcy and equitable remedies.

5.11         The Buyer has reviewed with his, her or its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Buyer is relying solely on such advisors and not on any statements or representations of the Seller or any of its agents and understands that the Buyer (and not the Seller) shall be responsible for the Buyer's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5.12         The Buyer acknowledges that it has had an opportunity to have this Agreement and the transactions contemplated by this Agreement reviewed by its own legal counsel. The Buyer is not relying on any statements or representations of the Seller or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

5.13         Upon any transfer of the Securities such transfer is subject to Rule 144 or is covered by a current and effective registration statement under the Act, the transferee must supply to the Seller with the same representations and warranties as provided for in this Section 5 hereof.

5.14         NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, THE SELLER DOES NOT HAVE TO AND WILL NOT RECOGNIZE AND WILL TREAT AS NULL AND VOID ANY ATTEMPT TO TRANSFER THE SECURITIES MADE IN VIOLATION OF THIS AGREEMENT OR REGULATION S THAN AS PROVIDED THEREIN.

6.          ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such subject matter.

7.          CHOICE OF LAW AND VENUE. This Agreement shall be governed by and construed under the laws of the State of California, without regard to choice of laws, in force from time to time. Any proceeding arising out of this Agreement shall be brought in Riverside County, California.

8.          ATTORNEYS' FEES. In any action to enforce this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable costs, including, without limitation, attorneys' fees.

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9.          PARTIES BOUND. This Agreement is binding on and shall inure to the benefit of the parties and their respective successors, assigns, heirs, and legal representatives.

10.         NOTICES. Except as otherwise provided herein, all notices, instructions or other communications required or permitted hereunder shall be in writing and sent by registered mail, postage prepaid, addressed as follows:

To:	Seller - APT Systems, Inc.
16904 - 76 Street
Edmonton, AB T5Z 3Z9 Canada
Phone:	(780) 270-6048
Fax:	(866) 729-5954
Email:	aptsystems11@gmail.com

To:	Buyer –

Address:

Phone:
Fax:
Email:

Any “Notices” as described above will be sent to the address set forth under the buyer’s signature or such other address, telephone numbers or contact persons as shall be furnished in writing by such party to the other parties hereto. Any such notice, instruction or communication shall be deemed to have been given three (3) business days after the date mailed by registered mail or if sent by fax, upon electronic confirmation or receipt.

11.           GENDER. Masculine nouns and pronouns shall include feminine nouns and pronouns.

(Signature page follows)

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Seller:	APT Systems, Inc.

Glenda Dowie
President

Buyer:
Signature

Print Name

Phone:

Email:

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